                                                                   EX-99.g.1.c.2

                                                                     SCHEDULE B3

                           LIST OF AUTHORIZED PERSONS
                           BRINSON RELATIONSHIP FUNDS


The following is a list of individuals at The Brinson Funds and Brinson Relationship Funds who are authorized TO ORIGINATE TRADES on behalf of The Brinson Funds and Brinson Relationship Funds. All prior authorizations are superseded by this list.

UBS Brinson Asset Management - Fixed Income Department

PRINTED NAME                                                  SIGNATURE

Shelley Aron                                         /s/ Shelley Aron
                                                     -------------------------

Christopher Baker                                    /s/ Christopher Baker
                                                     -------------------------

Thomas Clarkson                                      /s/ Thomas Clarkson
                                                     -------------------------

Norman Cumming                                       /s/ Norman Cumming
                                                     -------------------------

Craig Elliger                                        /s/ Craig Elliger
                                                     -------------------------

James Jackson                                        /s/ James Jackson
                                                     -------------------------

Roawanda Jackson                                     /s/ Roawanda Jackson
                                                     -------------------------

Debbie Johnson                                       /s/ Debbie Johnson
                                                     -------------------------

Kiki Katsikas                                        /s/ Kiki Katsikas
                                                     -------------------------

Linda Kent                                           /s/ Linda Kent
                                                     -------------------------

Megan Lamb                                           /s/ Megan Lamb
                                                     -------------------------

Jim Law                                              /s/ Jim Law
                                                     -------------------------

Eric Staudt                                          /s/ Eric Staudt
                                                     -------------------------

David Strouse                                        /s/ David Strouse
                                                     -------------------------

Justin Tabellione                                    /s/ Justin Tabellione
                                                     -------------------------

Chester Wierciak                                     /s/ Chester Wierciak
                                                     -------------------------

Mary Wilson                                          /s/ Mary Wilson
                                                     -------------------------

UBS Brinson Asset Management - Equity Department

PRINTED NAME                                                  SIGNATURE

Micheal Abellera                                     /s/ Micheal Abellera
                                                     -------------------------

Tom Cole                                             /s/ Tom Cole
                                                     -------------------------

Jeffrey Diermeier                                    /s/ Jeffrey Diermeier
                                                     -------------------------

Paul Harvey                                          /s/ Paul Harvey
                                                     -------------------------

Phillip Krauss                                       /s/ Phillip Krauss
                                                     -------------------------

John Leonard                                         /s/ John Leonard
                                                     -------------------------

Tom Madsen                                           /s/ Tom Madsen
                                                     -------------------------

James Malles                                         /s/ James Malles
                                                     -------------------------

Alvin Marley                                         /s/ Alvin Marley
                                                     -------------------------

Lydia Miller                                         /s/ Lydia Miller
                                                     -------------------------

John Nena                                            /s/ John Nena
                                                     -------------------------

Pamela Siple                                         /s/ Pamela Siple
                                                     -------------------------

                           LIST OF AUTHORIZED PERSONS
                              THE BRINSON FUNDS AND
                           BRINSON RELATIONSHIP FUNDS

The following is a list of individuals at The Brinson Funds and Brinson Relationship Funds who are authorized to originate memos and other instructions, EXCLUDING CASH MOVEMENTS. All prior authorizations are superseded by this list.

                                                       INITIALS

/s/ Joseph A. Anderson                                  J.A.A.
-------------------------------                        --------
Joseph A. Anderson

/s/ Erik D. Boyme                                       E.D.B.
-------------------------------                        --------
Erik D. Boyme

/s/ Jennifer J. Drum                                    J.J.D.
-------------------------------                        --------
Jennifer J. Drum

/s/ Catherine E. Macrae                                 C.E.M.
-------------------------------                        --------
Catherine E. Macrae

/s/ Robert J. Oliver                                    R.J.O.
-------------------------------                        --------
Robert J. Oliver

/s/ Athena D. Svolos                                    A.D.S.
-------------------------------                        --------
Athena D. Svolos

The following is a list of individuals at The Brinson Funds and Brinson Relationship Funds who are authorized to originate memos and other instructions, AS WELL AS INITIATE CASH MOVEMENTS.

/s/ Jeffrey J. Diermeier                                J.J.D.
-------------------------------                        --------
Jeffrey J. Diermeier

/s/ Amy R. Doberman                                     A.R.D.
-------------------------------                        --------
Amy R. Doberman

/s/ David E. Floyd                                      D.E.F.
-------------------------------                        --------
David E. Floyd

/s/ Mark F. Kemper                                      M.F.K.
-------------------------------                        --------
Mark F. Kemper

/s/ Nicholas C. Rassas                                  N.C.R.
-------------------------------                        --------
Nicholas C. Rassas

/s/ Paul H. Schubert                                    P.H.S.
-------------------------------                        --------
Paul H. Schubert

UBS Brinson Asset Management - London

PRINTED NAME                                            SIGNATURE

Lesley Ann Ambrose                                   /s/ Lesley Ann Ambrose
                                                     ---------------------------

David Thomas Beare                                   /s/ David Thomas Beare
                                                     ---------------------------

David George Blaskett                                /s/ David George Blaskett
                                                     ---------------------------

Graham Steven Clark                                  /s/ Graham Steven Clark
                                                     ---------------------------

Paul Leslie Clark                                    /s/ Paul Leslie Clark
                                                     ---------------------------

John Fraser Cooke                                    /s/ John Fraser Cooke
                                                     ---------------------------

Wendy Cooper-Keeble                                  /s/ Wendy Cooper-Keeble
                                                     ---------------------------

Leslie Graham Dennis                                 /s/ Leslie Graham Dennis
                                                     ---------------------------

Clifford Brian Fisher                                /s/ Clifford Brian Fisher
                                                     ---------------------------

Lesley Maureen Gill                                  /s/ Lesley Maureen Gill
                                                     ---------------------------

Gordon Trevor Gray                                   /s/ Gordon Trevor Gray
                                                     ---------------------------

Alex James Greenhill                                 /s/ Alex James Greenhill
                                                     ---------------------------

Trevor William Halls                                 /s/ Trevor William Halls
                                                     ---------------------------

Rachel Catherine Hawney                              /s/ Rachel Catherine Hawney
                                                     ---------------------------

Kevin Ian Hazelden                                   /s/ Kevin Ian Hazelden
                                                     ---------------------------

Nigel Head                                           /s/ Nigel Head
                                                     ---------------------------

Sharon Madeline Hill                                 /s/ Sharon Madeline Hill
                                                     ---------------------------

Bert William Hoskins                                 /s/ Bert William Hoskins
                                                     ---------------------------

Kathryn Rachel Jackson                               /s/ Kathryn Rachel Jackson
                                                     ---------------------------

Robert Henry Kilgour                                 /s/ Robert Henry Kilgour
                                                     ---------------------------

Michael David Marsh                                  /s/ Michael David Marsh
                                                     ---------------------------

Caroline Amanda Martin                               /s/ Caroline Amanda Martin
                                                     ---------------------------

Susan Elizabeth O'Shea                               /s/ Susan Elizabeth O'Shea
                                                     ---------------------------

PRINTED NAME                                                SIGNATURE

Jemma Payne                                        /s/ Jemma Payne
                                                   ---------------------------

Richard Pollack                                    /s/ Richard Pollack
                                                   ---------------------------

David Frank Rayner                                 /s/ David Frank Rayner
                                                   ---------------------------

Victor Reginald Robinson                           /s/ Victor Reginald Robinson
                                                   ---------------------------

Jillian Denise Ruck                                /s/ Jillian Denise Ruck
                                                   ---------------------------

Barrie John Senior                                 /s/ Barrie John Senior
                                                   ---------------------------

Mark David Skeggs                                  /s/ Mark David Skeggs
                                                   ---------------------------

Alan Kevin Smith                                   /s/ Alan Kevin Smith
                                                   ---------------------------

John Henry Spinks                                  /s/ John Henry Spinks
                                                   ---------------------------

Robert Joseph Surridge                             /s/ Robert Joseph Surridge
                                                   ---------------------------

Kimberley Jane Wade                                /s/ Kimberley Jane Wade
                                                   ---------------------------

Paul Ernest Whittern                               /s/ Paul Ernest Whittern
                                                   ---------------------------

Karen Witham                                       /s/ Karen Witham
                                                   ---------------------------

Andrew Witten                                      /s/ Andrew Witten
                                                   ---------------------------

                               PFPC TRANSFER AGENT

DATE:             August 28, 2001

RE:               FUNDS TRANSFER AUTHORIZATION

The following is a list of PFPC, Inc. personnel authorized to instruct Chase to transfer funds on behalf of The Brinson Funds between the transfer agent operating accounts and the Brinson custody accounts.

NAME                                    TITLE                    SIGNATURE

Laurie Adams        Control Accounting Specialist          /s/ Laurie Adams
                                                           ---------------------

Matt Davis          Control Accounting Specialist          /s/ Matt Davis
                                                           ---------------------

Kathy Debose        Control Accounting Specialist          /s/ Kathy Debose
                                                           ---------------------

Jeannie Null        Control Accounting Specialist Senior   /s/ Jeannie Null
                                                           ---------------------

Mildred Kennedy     Control Accounting Specialist Senior   /s/ Mildred Kennedy
                                                           ---------------------

Mariam Saleh        Control Accounting Specialist          /s/ Mariam Saleh
                                                           ---------------------

LaToya Scott        Control Accounting Specialist          /s/ LaToya Scott
                                                           ---------------------

Edith Stanley       Control Accounting Specialist Senior   /s/ Edith Stanley
                                                           ---------------------

Rasheeda Swiggett   Control Accounting Specialist          /s/ Rasheeda Swiggett
                                                           ---------------------

Stephanie Thomas    Control Accounting Specialist Senior   /s/ Stephanie Thomas
                                                           ---------------------

Sharon McGonigle    Control Accounting Unit Supervisor     /s/ Sharon McGonigle
                                                           ---------------------

David Watlington    Control Accounting Unit Manager        /s/ David Watlington
                                                           ---------------------

Robin Wriston       Control Accounting Specialist Senior   /s/ Robin Wriston
                                                           ---------------------

Joseph Cortese      Control Accounting Specialist          /s/ Joseph Cortese
                                                           ---------------------

Marilyn Simpson     Account Officer                        /s/ Marilyn Simpson
                                                           ---------------------

Kelly Knight        Senior Account Officer                 /s/ Kelly Knight
                                                           ---------------------

Colleen Smedley     Vice President                         /s/ Colleen Smedley
                                                           ---------------------